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                                                                    EXHIBIT 32.2

                                  CERTIFICATION

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350, as adopted), the undersigned, Mark R. Doede, President, Chief Operating Officer and Chief Financial Officer of Integral Vision, Inc. (the "Company"), hereby certifies that, to the best of his knowledge:

1. The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2004 (the "Periodic Report"), to which this Certification is attached as
Exhibit 32.2 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Periodic Report and results of operations of the Company for the period covered by the Periodic Report.

DATED: November 15, 2004

                                          /s/ Mark R. Doede
                                          -------------------------------------
                                          Mark R. Doede
                                          President, Chief Operating Officer,
                                          and Chief Financial Officer